Long-term Debt and Lease Obligations	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-term Debt and Lease Obligations
Long-term Debt and Lease Obligations

	December 31,
Obligations (in thousands)	2015	2014
Senior secured second-priority notes	175,000	175,000
Equipment capital leases	9,762	15,059
Other debt obligations	1,558	535
Total	186,320	190,594
Current portion of long-term debt and lease obligations	(7,912)	(7,649)
Non-current portion of long-term debt and lease obligations	$178,408	$182,945

Revolving Credit Facility
In August 2014, ION and its material U.S. subsidiaries, ION Exploration Products (U.S.A.), Inc., I/O Marine Systems, Inc. and GX Technology Corporation (collectively, the “Subsidiary Borrowers”), entered into a credit facility (the “Credit Facility”).
The terms of the Credit Facility are set forth in a revolving credit and security agreement dated as of August 22, 2014, among the borrowers, the lenders party thereto and PNC Bank, National Association (“PNC”), as agent for the lenders. The Credit Facility provided a maximum amount of revolving line of credit of $80.0 million, subject to a borrowing base for revolving credit borrowings, calculated using a formula based on eligible receivables, eligible inventory and other amounts.
The obligations of the Company under the Credit Facility are secured by a first-priority security interest in 100% of the stock of the Subsidiary Borrowers and 65% of the equity interests in ION International Holdings L.P. and by substantially all other assets of the borrowers.
On August 4, 2015, the Company and the Subsidiary Borrowers amended the terms of the Credit Facility pursuant to a First Amendment to Revolving Credit and Security Agreement dated effective as of August 4, 2015 (the “First Amendment”). The First Amendment contemplated, among other things, (i) PNC becoming the sole lender under the Credit Facility, (ii) the reduction of the maximum amount of the revolving line of credit under the Credit Facility from $80.0 million to $40.0 million, (iii) the elimination of the requirement that the Company not exceed a maximum senior secured leverage ratio, (iv) the amendment of the borrowing base formula under the Credit Facility and (v) the removal of the accordion features under the Credit Facility.
Prior to the First Amendment, the revolving credit and security agreement contemplated maximum credit facilities of up to $175.0 million in the aggregate, consisting of (i) a revolving facility of up to $125.0 million, to which the lenders had committed $80.0 million (with availability under such revolving facility subject at all times to a borrowing base and other conditions to borrowing) and up to an additional $45.0 million of which was subject to the implementation of certain accordion provisions and (ii) an uncommitted term facility in an aggregate amount of up to $50.0 million on terms to be mutually agreed at a later date and subject to receiving commitments of lenders to such term facility.
The borrowing base under the First Amendment will increase or decrease monthly using an amended formula based on certain eligible receivables, eligible inventory and other amounts, including a percentage of the net orderly liquidation value of the Company's multi-client data library (not to exceed $15.0 million for the multi-client data library data component). At December 31, 2015, the borrowing base under the Credit Facility was $40.0 million, and there was no outstanding indebtedness under the Credit Facility.
The Credit Facility, as amended, contains covenants that, among other things, restrict the Company, subject to certain exceptions, from incurring additional indebtedness (including capital lease obligations), granting or incurring additional liens on the Company’s properties, pledging shares of the Company’s subsidiaries, entering into certain merger or other change-in-control transactions, entering into transactions with the Company’s affiliates, making certain sales or other dispositions of the Company’s assets, making certain investments, acquiring other businesses and entering into sale-leaseback transactions with respect to the Company’s property.
In addition, the terms of our Credit Facility contain covenants that restrict the Company from paying cash dividends on it’s common stock, or repurchasing or acquiring shares of it’s common stock, unless (i) there is no event of default under the Credit Facility, (ii) there is excess availability under the Credit Facility greater than $20.0 million (or, at the time that the borrowing base formula amount is less than $20.0 million, the borrowers’ level of liquidity (as defined in the revolving credit and security agreement) is greater than $20.0 million) and (iii) the agent receives satisfactory projections showing that excess availability under the Credit Facility for the immediately following period of ninety (90) consecutive days will not be less than $20.0 million (or, at the time that the borrowing base formula amount is less than $20.0 million, the borrowers’ level of liquidity is greater than $20.0 million). The aggregate amount of permitted cash dividends and stock repurchases may not exceed $10.0 million in any fiscal year or $40.0 million in the aggregate from and after the closing date of the Credit Facility.
The Credit Facility, as amended, requires that ION and the Subsidiary Borrowers maintain a minimum fixed charge coverage ratio of 1.1 to 1.0 as of the end of each fiscal quarter during the existence of a covenant testing trigger event. The fixed charge coverage ratio is defined as the ratio of (i) ION’s EBITDA, minus unfunded capital expenditures made during the relevant period, minus distributions (including tax distributions) and dividends made during the relevant period, minus cash taxes paid during the relevant period, to (ii) certain debt payments made during the relevant period. A covenant testing trigger event occurs upon (a) the occurrence and continuance of an event of default under the Credit Facility or (b) the failure to maintain a measure of liquidity greater than (i) $5.0 million for five consecutive business days or (ii) $4.0 million on any given business day. Liquidity, as defined in the Credit Facility, is the Company’s excess availability to borrow ($40.0 million at December 31, 2015) plus the aggregate amount of unrestricted cash held by ION, the Subsidiary Borrowers and their domestic subsidiaries.
At December 31, 2015 the Company was in compliance with all of the covenants under the Credit Facility.
The Credit Facility, as amended, contains customary event of default provisions (including a “change of control” event affecting ION), the occurrence of which could lead to an acceleration of the Company’s obligations under the Credit Facility as amended.
Senior Secured Second-Priority Notes
In May 2013, the Company sold $175.0 million aggregate principal amount of 8.125% Senior Secured Second-Priority Notes due 2018 (“Notes”) in a private offering pursuant to an Indenture dated as of May 13, 2013. The Notes are senior secured second-priority obligations of the Company, are guaranteed by certain of the Company’s U.S. subsidiaries, and mature on May 15, 2018. Interest on the Notes accrues at the rate of 8.125% per annum and will be payable semiannually in arrears on May 15 and November 15 of each year during their term. In May 2014, the holders of the Notes exchanged their Notes for a like principal amount of registered Notes with the same terms.
On or after May 15, 2015, the Company may on one or more occasions redeem all or a part of the Notes at the redemption prices set forth below, plus accrued and unpaid interest and special interest, if any, on the Notes redeemed during the 12-month period beginning on May 15th of the years indicated below:

Date	Percentage
2015	104.063%
2016	102.031%
2017 and thereafter	100.000%

The Notes are initially jointly and severally guaranteed on a senior secured basis by each of the Company’s current material U.S. subsidiaries: GX Technology Corporation, ION Exploration Products (U.S.A.), Inc. and I/O Marine Systems, Inc. (the “Notes Guarantors”). The Notes and the guarantees are secured, subject to certain exceptions and permitted liens, by second-priority liens on substantially all of the assets that secure the indebtedness under the Credit Facility, as amended (see “– Revolving Credit Facility” above). The indebtedness under the Notes is effectively junior to the Company’s obligations under the Credit Facility to the extent of the value of the collateral securing the Credit Facility, and to any other indebtedness secured on a first-priority basis to the extent of the value of the Company’s assets subject to those first-priority security interests.
The Notes contain certain covenants that, among other things, limit or prohibit the Company’s ability and the ability of its restricted subsidiaries to take certain actions or permit certain conditions to exist during the term of the Notes, including among other things, incurring additional indebtedness, creating liens, paying dividends and making other distributions in respect of the Company’s capital stock, redeeming the Company’s capital stock, making investments or certain other restricted payments, selling certain kinds of assets, entering into transactions with affiliates, and effecting mergers or consolidations, in aggregate not to exceed at any one time $25.0 million. These and other restrictive covenants contained in the Indenture are subject to certain exceptions and qualifications.
These and other restrictive covenants contained in the Indenture are subject to certain exceptions and qualifications. All of the Company’s subsidiaries are currently restricted subsidiaries. As of December 31, 2015, the Company was in compliance with these covenants.
Equipment Capital Leases
The Company has entered into capital leases that are due in installments for the purpose of financing the purchase of computer equipment through 2019. Interest accrues under these leases at rates of up to 9.4% per annum, and the leases are collateralized by liens on the computer equipment. The assets are amortized over the lesser of their related lease terms or their estimated productive lives and such charges are reflected within depreciation expense.
A summary of future principal obligations under long-term debt and equipment capital lease obligations follows (in thousands):

Years Ended December 31,	Long-Term Debt	Capital Lease Obligations	Other Financing
2016	$—	$6,354	$1,558
2017	—	3,129	—
2018	175,000	250	—
2019	—	29	—
2020	—	—	—
Thereafter	—	—	—
Total	$175,000	$9,762	$1,558